UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 8, 2007



                        RAMCO-GERSHENSON PROPERTIES TRUST
                        ---------------------------------
             (Exact name of registrant as specified in its Charter)



          Maryland                      1-10093                   13-6908486
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan 48334
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          (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code     (248) 350-9900
                                                            --------------------

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 8, 2007, Ramco-Gershenson Properties Trust issued a press release announcing the formation of a $450 million joint venture. A copy of such press release is filed herewith as Exhibit 99.1 and is incorporated by reference herein.


Item 9.01 Financial Statements and Exhibits

(d)  Exhibits.

     Exhibit    Description
     -------    -----------

      99.1 Press release, dated January 8, 2007, entitled "Ramco-Gershenson Announces $450 Million Joint Venture to Acquire Midwest and Mid-Atlantic Shopping Centers."

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RAMCO-GERSHENSON PROPERTIES TRUST


Date: January 8, 2007                   By:  /s/ Richard J. Smith
                                            ------------------------------------
                                            Richard J. Smith
                                            Chief Financial Officer

Exhibit    Description
-------    -----------

 99.1 Press release, dated January 8, 2007, entitled "Ramco-Gershenson Announces $450 Million Joint Venture to Acquire Midwest and Mid-Atlantic Shopping Centers."